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Date Filed:  May 27, 1997


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported) MAY 27, 1997


                       THE TRACKER CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



            0-24944                                         86-0767918
    ------------------------                             ----------------
    (Commission File Number)                             (I.R.S. Employer
                                                        Identification No.)


         180 DUNDAS STREET WEST, #1502, TORONTO, ONTARIO, CANADA M5G 1Z8
         ---------------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (416) 595-6222
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.     OTHER EVENTS

      On May 19, 1997, Charles J. Coronella resigned from his position as a director of the Registrant citing personal reasons for his departure. During Mr. Coronella's tenure he was chairman and a member of the audit and compensation committees of the Registrant. The Company currently has two outside directors who are members of these two committees.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Date: May 27, 1997

                                    THE TRACKER CORPORATION OF AMERICA,
                                    a Delaware corporation


                                    By:      /s/ Mark J. Gertzbein
                                       _________________________________________
                                          Mark J. Gertzbein, Secretary


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